UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2021
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure*
As previously announced, on March 25, 2021, Celanese Corporation (the "Company") will host a virtual Investor Day via live webcast. Chairman and Chief Executive Officer Lori Ryerkerk and other members of the Company's executive management team will provide information on the Company's business strategies and anticipated long-term growth drivers. The presentations will begin at 9:00 a.m., and will conclude at approximately 12:00 p.m., Eastern time, and will be available by webcast live on investors.celanese.com in the Events section. Access to the materials and a replay of the presentations will be available on the website for at least six months after the event.
The Company issued a press release in advance of the investor conference with key highlights of the presentation a copy of which is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1A. The Company also issued a press release updating its 2021 financial outlook for adjusted earnings per share, which is attached to this Current Report as Exhibit 99.1B.
Copies of the slide presentations that will be used during the presentation are attached to this Current Report as Exhibit 99.2. The press releases, slide presentations and oral remarks made in connection with the presentations refer to Non-US GAAP financial measures. Information about the measures used, including definitions and reconciliations to the most comparable US GAAP information, is attached to this Current Report as Exhibit 99.3. The documents attached as Exhibits 99.1, 99.2 and 99.3 are incorporated by reference herein solely for purposes of this Item 7.01 disclosure.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number
Description

99.1A	Press Release dated March 25, 2021*

99.1B	Press Release dated March 24, 2021*

99.2A	CEO/Introduction Slide Presentation*

99.2B	Acetyl Chain Slide Presentation*

99.2C	Engineered Materials Slide Presentation*

99.2D	Acetate Tow Slide Presentation*

99.2E	ESG Slide Presentation*

99.2F	Financial Slide Presentation*

99.2G	CEO/Closing Remarks Slide Presentation*

99.3A	Current Non-US GAAP Financial Measures and Supplemental Information dated January 28, 2021*

99.3B	Supplemental Non-US GAAP Financial Measures dated March 25, 2021*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101).
* In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

CELANESE CORPORATION
By:	/s/ MICHAEL R. SULLIVAN
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date:	March 25, 2021
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